Exhibit 10.5

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00132 Contractor Change Number SCT3029

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: April 11, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: GT MODIFICATIONS - ENCLOSURE ROOF, EXHAUST LINER, AND SUPPORTS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
To reduce turnaround times for certain required maintenance activities associated with the gas turbine drivers, modifications to the gas turbine enclosure, exhaust plenum internal liner, and turbine supports can be made to facilitate removal and replacement of the Baker Hughes provided gas turbine as a single unit. The modifications by Baker Hughes (Subcontractor) are described in Attachment 1 (Scope of Modifications to the Baker Hughes Provided Equipment) to this Change Order.
This Change Order does not include any follow-up work to evaluate feasibility nor implement changes to other scope including bridge crane, compressor shelter structure analysis or design (including modifications to the compressor shelter roof), nor any mechanical handling study or RAM study to perform the removal of turbine assembly. This Change Order does not address whether the balance of the design under Contractor’s scope will support the removal of the Baker Hughes gas turbine as a single unit and whether such will be practicable. Any other scope changes required to facilitate removal and replacement of the Baker Hughes gas turbine as a single unit may be captured in a future Change Order.
CHANGE
1.Attachment A, Schedule A-2 (Basis of Design), Section 8.5 (Liquefaction and Refrigeration (Unit 14));
paragraph 2 shall be revised
[***]
Attachments to support this Change Order:
•Attachment 1 – Scope of Modifications to the Baker Hughes Provided Equipment.

Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $118,231,482
3)The Contract Price prior to this Change Order was    $3,160,565,482
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $__________ 0
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $___________0
6)The total Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of    $___________0
7)The new Contract Price including this Change Order will be    $3,160,565,482

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: Yes, refer to Schedule A-2, section 8.5 as redlined above.
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:   Contractor   Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

April 11, 2024	April 11, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00151 Contractor Change Number SCT3031

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 10, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK BASELINE INDEX VALUE UPDATES FOR Q1-2024
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
This Change Order incorporates updates to Attachment KK (Commodity Price Rise and Fall) for the Transaction Period comprising Quarter 1 of 2024:
1.Previously Executed Change Orders
Column A (Max Commodity Value), Column E (Expenditure Value), and Column F (Commodity Value Subject to Index) are adjusted to align with the previously executed Change Order EC00096_SCT3024 (Attachment KK Baseline Index Value Updates) which are a result of the re-baseline of Column D relative to NTP (Baseline Index).
2.Foreign Currency Exchange Rate
Resulting from previously executed Change Order EC00065_SCT3015 (NTP Contract Price Adjustment for Foreign Currency), Attachment KK, Appendix 1 payment calculation tables for the following commodities, as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), require an adjustment to Column D (Baseline Index), to be comprised of the exchange rate of 1.1233 U.S. Dollars to Euro used to calculate the Contract Price.
1.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
2.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
3.Rise and Fall – Current Index Value Update for Q1 – 2024
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q1-2024 are:
3. CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
6. CONSTRUCTION FUEL
CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 2 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 3 to this Change Order.
4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 4 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 4 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.
•Attachment 5 – Contract Price Adjustment Calculation

Adjustment to Contract Price
1)The original Contract Price was    $ 3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1) ............................. $ 118,231,482
3)The Contract Price prior to this Change Order was    $ 3,160,565,482
4)The Aggregate Equipment Price will be decreased by this Change Order in the amount of ................................................................................................................... [***]
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of ................................................................................................................... [***]
6)The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of ................................................................................ $    (433,497)
7)The new Contract Price including this Change Order will be    $ 3,160,131,985

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 3.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 4.

Impact on Minimum Acceptance Criteria: N/A

Impact on Performance Guarantees: N/A

Impact on Basis of Design: N/A

Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $27,416,081 to
$27,311,550, a decrease of $104,531.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below:    Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 10, 2024	May 10, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00153 Contractor Change Number SCT3032

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: May 13, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: WATER COST REIMBURSEMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Per Agreement Section 3.15 (Temporary Utilities, Roads, Facilities, and Storage), Prior to Substantial Completion and except for those utilities designated to be provided by Owner pursuant to Article 4, Contractor shall provide and pay for all utilities (e.g., electricity, water, communication, cable, telephone, waste and sewer), including all connections and substations, necessary for the performance of the Work, including installation, Permit and usage costs.

BND requires Site lessee, rather than Contractor, to request the water connection and water service.

Also reference Attachment V (Owner Furnished Items) item No. 4 (Installation of a fresh water supply line and tie-in point(s) completed) and Parties’ obligations as set-out in Change Order EC00011_SC0007 (Temporary Water – NTP+3M) to the Trains 1and 2 EPC Agreement.
CHANGE

Owner will request the water connection and water service and Owner will receive invoices from the BND. Within 5 Days of receipt, Owner will provide to Contractor a copy of each such invoice and Contractor shall provide a credit memo for 100% of the undisputed invoice amount on Contractor’s Monthly Invoice. This will occur for the duration of the Contractor’s obligation to provide water.

1.Attachment I, Schedule I-1 (Form of Contractor’s Interim Invoice) shall be updated per the Schedule I-1 as provided in Attachment 1 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Attachment I, Schedule I-1 (Form of Contractor’s Interim Invoice), as updated by this Change Order

Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1)    $ 118,231,482
3)The Contract Price prior to this Change Order was    $3,160,565,482
4)The Aggregate Equipment Price will be unchanged by this Change Order
in the amount of    $    0
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order
in the amount of    $    0
6)The total Aggregate Equipment, Labor and Skills Price will be unchanged
by this Change Order in the amount of    $    0
7)The new Contract Price including this Change Order will be    $3,160,565,482

Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:   Contractor   Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Amended and Restated EPC Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the EPC Agreement, all other terms and conditions of the EPC Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

May 13, 2024	May 13, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00115 Contractor Change Number SCT3030

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: June 3, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: AIMS & CMMS SCOPE DEVELOPMENT TRANSFER TO OWNER
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Owner desires to lead development and implementation of asset integrity management systems (AIMS) and computerized maintenance management systems (CMMS). This Change Order modifies or removes, as redlined in Sections 18 and 29 of Schedule A-1 (Scope of Work), specific items in the Contractor’s scope relating to development and implementation of such systems. Contractor shall continue to obtain and provide Owner all baseline data required to be loaded into AIMS and CMMS.
Contractor’s Information Management plan (document # 26251-100-G01-GAN-00004 / RG-BL-000-PIM-PLN- 00006) as reviewed by Owner will be the basis for the development and handover of Contractor and vendor deliverables to support Owner’s drawing and data requirements to operate AIMS and CMMS.
CHANGE
1.Attachment A, Schedule A-1, (Scope of Work) shall be modified as follows:
a.Section 18 (Operations and Maintenance Management Systems and Procedures) shall be updated per the red-line mark-up as provided in Attachment 1 to this Change Order.
b.Section 29 (Information Systems for Owner Use) shall be updated per the red-line mark-up as provided in Attachment 2 to this Change Order.
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 4 to this Change Order.
4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 5 to this Change Order.
Attachments:
•Attachment 1 – Attachment A, Schedule A-1, Section 18 (Operations and Maintenance Management Systems and Procedures), as updated by this Change Order.
•Attachment 2 – Attachment A, Schedule A-1, Section 29 (Information Systems for Owner Use), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 4 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 5 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.

Adjustment to Contract Price
1)The original Contract Price was    $3,042,334,000
2)Net change by previously authorized Change Orders (See Appendix 1) ............................. $ 117,797,985
3)The Contract Price prior to this Change Order was    $3,160,131,985
4)The Aggregate Equipment Price will be decreased by this Change Order in the amount of ................................................................................................................... [***]
5)The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of ................................................................................................................... [***]
6)The total Aggregate Equipment, Labor and Skills price will be decreased
by this Change Order in the amount of ................................................................................ $    (1,051,800)
7)The new Contract Price including this Change Order will be    $3,159,080,185

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 4.

Impact on Maximum Cumulative Payment Schedule:

The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 5.

Impact on Minimum Acceptance Criteria: N/A Impact on Performance Guarantees: N/A Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below:    Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials:    Contractor    Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

June 3, 2024	June 3, 2024
Date of Signing	Date of Signing